Exhibit 99.1

NGP Midstream and Resources Annual Meeting September 30, 2009

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2008, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Non-GAAP Measures Distributable Cash Flow and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income attributable to the Partnership. In general, we define Distributable Cash Flow as net income attributable to the Partnership adjusted for (i) depreciation, amortization, accretion and impairment expense; (ii) amortization of deferred financing costs, (iii) non-cash earnings from unconsolidated affiliates; (iv) distributions from (contributions to) unconsolidated affiliates (net of affiliate’s growth capital expenditures); (v) non-cash compensation expense; (vi) non-cash derivative activity; (vii) losses (gains) on the disposal of property, plant and equipment (“PP&E”); (viii) provision for deferred income taxes; (ix) adjustments for non-controlling interest in consolidated subsidiaries; (x) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xi) maintenance capital expenditures. We define Adjusted EBITDA as net income attributable to the Partnership adjusted for (i) depreciation, amortization, accretion, and impairment expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) losses (gains) on the disposal of PP&E; (v) non-cash derivative activity; (vi) non-cash compensation expense; (vii) provision for income taxes; (viii) adjustments for non-controlling interest in consolidated subsidiaries; and (ix) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Please see the Appendix for reconciliations of Adjusted EBITDA and Distributable Cash Flow to net income attributable to the Partnership.

Key Investment Highlights

High Quality / Diversified Asset Base

- Leading presence in five core natural-gas producing regions of the U.S.
- Key long-term contracts with high quality producers to develop the Marcellus Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation

Substantial Growth Opportunities

- 2009 capital budget of approximately $480 million for growth projects
- Growth projects are well diversified across the asset base
- Long-term organic growth forecast focused on unconventional resource plays

Stable Cash Flows

- Long-term contracts with high-quality customers
- Active commodity price risk management program
- Meaningful portion of fee-based contracts

Proven Track Record of Growth

- Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance
- Since IPO, distributions have increased by 156% (14% CAGR)
- 11 acquisitions totaling ~$875 million (excluding the MarkWest Hydrocarbon merger) since IPO

Strong Financial Profile

- Focused on maintaining strong credit ratios
  - Debt / book capitalization of approximately 48%
  - Debt / Adjusted EBITDA of approximately 3.7x
- MarkWest has approximately $400 million available on its $435.6 million revolving credit facility

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Geographic Footprint



- **Michigan**
  - 250-mile intrastate crude pipeline
  - 90-mile gas gathering pipeline
- **East Texas**
  - 500 MMcf/d gathering capacity
  - 280 MMcf/d processing plant
- **Western Oklahoma**
  - 275 MMcf/d gathering capacity
  - 160 MMcf/d processing plant
- **Southeast Oklahoma**
  - 500 MMcf/d gathering capacity
  - Centrahoma processing JV
  - Arkoma Connector JV with ArcLight Capital Partners
- **Other Southwest**
  - 12 gas gathering systems
  - 4 lateral gas pipelines
- **Javelina**
  - Refinery off-gas processing, fractionation, and transportation facilities
- **Liberty M&R JV**
  - 100 MMcf/d gathering capacity
  - 100 MMcf/d processing capacity
- **Appalachia**
  - Four processing plants with combined 330 MMcf/d processing capacity
  - 24,000 Bbl/d NGL fractionation facility
  - 260,000 Bbl storage capacity
  - 80-mile NGL pipeline
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf/d Stingray interstate pipeline

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“MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction RANGE RESOURCES

Capital Investment millions millions Distributable Cash Flow 1 (1) See the Appendix for a reconciliation of DCF to net income attributable to the Partnership. Acquisitions Growth capital Strategic Investments Drive DCF NOTE: Financial data for periods prior to 2008 has not been restated for the MarkWest Hydrocarbon merger $160M–$190M * Approximately $330 million is expected to be funded through joint ventures and divestiture activities. $0 $100 $200 $300 $400 $500 $600 2004 2005 2006 2007 2008 2009F* $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 2008 2009F

Distribution Growth Since IPO



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
156% Distribution Growth since IPO in May 2002
(14% CAGR)
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Common Unit Distribution

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Falling Gas Price Drives Down Rig Count Source: Bloomberg. As of 09/18/2009. Source: Baker Hughes Rig Count and Morgan Stanley research. As of 09/18/2009. U.S. Natural Gas Price U.S. Natural Gas Rig Count

The Rise of Gas Unconventional Gas Production Even before the “discovery” of the Haynesville, Woodford and Marcellus shale plays, the paradigm shift was clear Sources of Natural Gas Supply Historical and Projected Production Growth Source: RBC Capital Markets/RBC Richardson Barr Source: RBC Capital Markets/RBC Richardson Barr

Low Gas Prices Drive Producers to Resource (Shale) Plays Resource Plays Have Stellar F&D Costs Play Well Cost ($mm) Gross EUR (Bcfe) F&D Costs ($ per mcfe) Barnett Core $2.8 3.3 $1.13 Fayetteville 2.7 2.2 1.46 Woodford 5.0 3.8 1.55 Haynesville 8.0 6.5 1.58 Marcellus 3.5 3.0 1.34 Eagle Ford 4.5 5.5 0.82 Bakken (oil) 5.5 5.1 1.08 Wolfberry (oil) 1.3 0.7 1.92 Up until 5 years ago, most E&P companies in the U.S. owned an asset base that was more or less homogenous No longer the case with shale plays Shale players will have very low risk F&D costs <$2.00/mcfe for decades to come (and decreasing over time as efficiencies increase and shale reservoir knowledge improves) Non-shale players will have F&D costs >$3.00/mcfe and increasing over time as most drilling will be increased-density, rate-acceleration wells in existing fields rather than new discoveries Source: Chesapeake Investor Presentation Well costs are starting to come down Chesapeake’s Thesis on Shale Players

Unconventional Resource Strategy

Resource Play Advantages and MarkWest's Role

Resource Play Advantages

- Extensive resource base
- Compelling economics
- Low risk nature of drilling
- Potential for significant organic growth
- Lower operating costs
- Technology upside and transferability
- New SEC reserve methodology
- Premium valuation from public markets

MarkWest's Role in the Development of Three Key Resource Plays

- Our East Texas system covers over 1,200 square miles of the Haynesville shale, much of which is already dedicated to us for gathering.
- Our Arkoma system covers over 750 miles of the core Woodford (Arkoma) shale and we are the largest gatherer in the Woodford.
- MarkWest Liberty M&R is the largest gatherer and processor in the Marcellus and we plan to have gathering and processing capacity of up to 600 Mcf/d by the end of 2011

Total U.S. Gas Resource Plays – Extensive Resource Base



Marcellus
300 Tcf
Woodford
(Arkoma) 60 Tcf
Granite Wash
Fayetteville
32 Tcf
Barnett
85 Tcf
Haynesville
208 Tcf
Eagle Ford

Source: RBC Capital Markets/RBC Richardson Barr

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Capital Markets – 2009 CAPEX / 2009 EBITDA Public companies have been tapping capital markets and pursuing joint ventures to fund capital shortfalls Capital Markets Activity JV JV Source: RBC Capital Markets/RBC Richardson Barr 191.0% 168.3% 166.4% 152.3% 148.6% 142.5% 123.1% 110.6% 102.5% 98.8% 97.5% 91.1% 89.4% 83.8% 81.9% 75.1% 73.6% 66.5% 64.0% 51.3% 50.9% 0.0% 50.0% 100.0% 150.0% 200.0% CRK PXP EQT GDP APC HK SWN SD EOG CHK DVN KWK RRC NFX NBL APA UPL SM XCO OXY XTO

Marcellus Shale Area and Top Players Chesapeake 1,300,000 Range 900,000 Talisman 793,000 Seneca 720,000 Dominion 700,000 East Res/ KKR 652,000 Statoil 600,000 Atlas 546,000 EQT 400,000 Chief 386,500 Exco 360,000 Anadarko 300,000 XTO 280,000 EOG 240,000 CNX 186,000 Cabot 160,000 Southwestern 138,500 Antero 118,000 Carrizo 103,000 Penn Virginia 100,000 Marathon 65,000 Unit Corp 55,000 Top Acreage Positions Core Area & Big Wells (35,000 Sq Miles) Marcellus Shale Fairway Rex 2 Verticals, 0.8 MMcf/day IP 5 MMcf/day Plant Range/Markwest Houston Plant - 30 MMcf/day Cryogenic/Depropanizer (2008-2009) Range 42 Horizontals / 75 Verticals Recent Hz @ 7.9 & 10.7 MMcf/day (24 Hr Rate) Range/Markwest Houston Dewpoint Plant 30 MMcf/day Refrigeration CNX 1 Vertical @ 1.3 MMcf/day 1 Hz @ 6.5 MMcf/day Range/Markwest Majorsville Plant 120 MMcf/day (2010) Chesapeake 9 MMcf/Day (2 Hz Wells) Rex 3 Verticals @ 1.8 MMcf/day Atlas 10.1 MMcf/day HZ (24 Hr Rate) Atlas 138 Vertical (Avg. IP @ 2 MMcf/day) 7 Horizontals (3 Producing) Cabot 4 Hzs, 13 Verticals 34 MMcf/day Production Hz IPs: 9, 8.8, 8.3, 6.4 Chesapeake 12 Verticals, 6 Hzs 6.5 MMcf/day HZ IP Talisman 4 Wells Producing 10.2 MMcf/day Chief 4 Verticals, 3 Hzs 6 MMcf/day Range 4 Vertical, 1 Hz Vertical IPs of 2.3 – 6.3 MMcf/day Epsilon 4.2, 3.2 MMcf/day Hz 1.1 MMcf/day Vertical5 Anadarko 4 Vertical Wells York Lancaster Chester Adams Lebanon Dauphin Cumberland Perry Juniata Snyder Mifflin Northumberland Schuylkill Berks Columbia Montour Union Centre Wyoming Sullivan Lycoming Clinton Clearfield Cameron Potter Tioga Mckean Warren Elk Jefferson Forest Clarion Armstrong Indiana Cambria Huntingdon Blair Bradford Wayne Montgomery Delaware Philadelphia Somerset Fayette Greene Westmoreland Butler Allegheny Erie Crawford Mercer Venango Lawrence Beaver Washington Chautauqua Cattaraugus Steuben Chemung Tioga Broome Sullivan Ashtabula Columbiana Carroll Jefferson Harrison Belmont Monroe Marshall Ohio Brooke Hancock Wetzel Tyler Monongalia Marion Preston Garrett Frederick Carroll Baltimore Harford Cecil Morgan Atlas Range Chesapeake Cabot Rex East Resources CNX Stone Equitable Chief Anadarko XTO EXCO Talisman EOG/Seneca Marcellus Shale Plant Drilling/Well Loc. Luzerne Susquehanna Pennsylvania EXCO 3.4 MMcf/day Hz Stone 0.5 MMcf/day Vertical EOG/Seneca 1.4 MMcf/day Hz Tucker Grant Mineral Randolph Taylor Harrison Barbour Upshur Lewis Pendleton Doddridge Gilmer Ritchie Braxton Chesapeake 2.0 MMcf/day, Vertical Avg 2.15 Mmcf/day for 1st Mo. Eastern American 2.0 MMcf/day, Vertical Chesapeake 2.0 MMcf/day, 2 Verticals Maximus 2.25 MMcf/day, Vertical Chesapeake 4 MMcf/day, 2 Horizontals Equitable 1.9 MMcf/Day Test (3 Hz Wells) Source: RBC Capital Markets/RBC Richardson Barr

MarkWest Appalachia Operations

- **MarkWest Energy Partners (MWE) Appalachian Assets**
  - Largest gas processor in the prolific Appalachian Basin, a critical source of natural gas and natural gas liquids to Northeastern markets
    - Four processing plants with total gas processing capacity of 330 MMcf/d
  - Deep local knowledge developed over 20 years of operations
  - NGLs from the gas plants are shipped to Siloam for fractionation, storage, and marketing
    - Fractionation capacity of 24,000 Bbl/d
    - Produces purity propane, iso-butane, normal butane, and natural gasoline
    - Deep marketing relationships and sales by truck, rail, and barge
    - Storage capacity of approximately 260,000 barrels



Michigan
New York
Mass.
Conn.
Pennsylvania
N.J.
Indiana
Ohio
Maryland
West Virginia
Kentucky
Virginia
Tennessee
North Carolina
MWE gas processing facilities
MWE fractionation, storage and marketing complex
MWL gathering area
MWL gas processing facilities (existing or under construction)
MWE fractionation and marketing complex (planned)

- **MarkWest Liberty M&R (MWL) Marcellus Assets**
  - Long-term partnership with NGP Midstream & Resources to develop midstream services in the Marcellus Shale
  - Vertical integration of low pressure gathering, processing and fractionation facilities provides key competitive advantage
  - Significant first mover advantage with key producer acreage dedications of up to 300,000 acres in rich gas area
  - Gathering capacity of 100 MMcf/d and up to 200 MMcf/d by 4Q10
  - Processing capacity of up to 600 MMcf/d by 1Q12
  - Fractionation capacity of 37,000 Bbl/d by 1Q11

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Ohio Pennsylvania West Virginia Columbia Gas Transmission Gathering Facilities Gathering Facilities 150 - 175 miles of gathering pipeline 28 - 34 central delivery compressor stations 90,000 – 110,000 horsepower of compression Houston Interim Plant 65 MMcf/d Refrigeration Plant (Oct 2008) Houston Plant 1 35 MMcf/d Cryogenic Plant and Depropanizer (April 09) Houston Plant 2 120 MMcf/d Cryogenic Plant and Depropanizer (1Q10) Houston Fractionation Facility 37,000 Bbl/day full fractionation (1Q11) Majorsville Plant 2 120 MMcf/d Cryogenic Plant (1Q12) Area to be served by MarkWest gathering and compression facilities Houston Plant 3 200 MMcf/d Cryogenic Plant and Depropanizer (2Q11) NGL Marketing Rail, onsite and offsite storage and propane pipeline facilities (2Q10 – 1Q11) Majorsville Plant 1 120 MMcf/d Cryogenic Plant & Pipeline (2Q10) Plan for Liberty Marcellus Facilities through 2012

2009 Growth Capital Forecast

2009 growth capital forecast	**~$ 480 million**
Less funding through joint ventures / divestitures	**<u>~$(330) million</u>**
Net MarkWest cash growth capital	**~$ 150 million**



Northeast
$20
Gulf Coast
~$30
Southwest
~$200 MM
Liberty
~$230 MM

Southwest

- Arkoma Connector pipeline
- Stiles Ranch
- Southeast Oklahoma / Woodford expansion
- Well connects / compression

Liberty

- Develop midstream infrastructure in the Marcellus shale

Northeast

- Cobb plant replacement
- Siloam plant expansion

Gulf Coast

- SMR hydrogen production facility

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MarkWest Energy Partners Capital Capacity

2009 Capital Markets and Liquidity Update MarkWest has completed one private placement of senior notes and two public offerings of common units in 2009 May 2009 – $150 million of 6.875% senior unsecured notes due 2014 Priced at 12.59% yield to maturity Net proceeds of approximately $113.8 million June 2009 – 3.3 million common unit offering at $18.15 Net proceeds of approximately $57.9 million August 2009 – 6.0 million common unit offering at $20.95 Net proceeds of approximately $120.7 million In addition, MarkWest has executed two joint ventures in 2009 January 2009 – joint venture with NGP Midstream & Resources Dedicated to the construction and operation of natural gas midstream services in the Marcellus Shale May 2009 – joint venture with ArcLight Capital Partners Dedicated to the Arkoma Connector pipeline, a 50-mile interstate pipeline that provides Woodford Shale takeaway capacity and interconnects with Midcontinent Express Pipeline and Gulf Crossing Pipeline In September 2009, MarkWest sold to Air Products and Chemicals, Inc. the steam methane reformer (SMR) facility currently being constructed at its Javelina processing facility MarkWest has approximately $400 million available on its $435.6 million revolving credit facility

Risk Management Program Net Operating Margin(1) by Contract Type Net Operating Margin(1) including Hedges 2009 – 2012 Combined Hedge Percentage (1) For the six months ended June 30, 2009. Net Operating Margin is calculated as revenue less purchased product costs. Fee-Based 44% POP&POI 30% Keep-Whole 26% Fee-Based 40% Hedged 42% Commodity Based 18% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2009 2010 2011 2012 Percentage Hedged

2009 Forecasted DCF Sensitivity Analysis

- **The table reflects an estimated range of 2009 DCF based on three natural gas liquids (NGL) correlation scenarios, including:**
  - (A) One standard deviation above the historical average NGL correlation to crude over the past three years;
  - (B) The historical average NGL correlation to crude over the past three years;
  - (C) One standard deviation below the historical average NGL correlation to crude over the past three years.
- **The analysis assumes derivative instruments outstanding as of August 10, 2009, production volumes estimated through December 31, 2009, and incorporates actual results for the first six months of 2009.**
- **During the past 10 years, the annual average NGL correlation has ranged between one standard deviation below the historical average and one standard deviation above the historical average.**

Estimated Range of 2009 DCF

($ in millions)

		Crude Oil to Natural Gas Ratio				
Crude Oil Price	NGL Correlation	16:1	14:1	12:1	10:1	8:1
$70	A	$217	$217	$216	$216	$215
	B	$199	$199	$199	$198	$196
	C	$182	$181	$180	$179	$180
$60	A	$209	$209	$209	$208	$207
	B	$192	$191	$191	$190	$188
	C	$173	$173	$172	$171	$172
$50	A	$204	$204	$204	$203	$203
	B	$186	$186	$185	$185	$183
	C	$168	$167	$166	$166	$168
$40	A	$199	$199	$199	$199	$198
	B	$181	$180	$180	$179	$178
	C	$160	$160	$160	$160	$162

NOTE: The table is based on information, expectations, and beliefs concerning future developments and their potential effects, and does not consider actions MarkWest management may take to mitigate exposure to changes. Nor does the table consider the effects that such hypothetical adverse changes may have on overall economic activity.

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Capital Structure

($ in millions)	As of December 31, 2008	As of June 30, 2009	As of June 30, 2009 As Adjusted [1]
Cash	**$ 3.3**	**$ 56.5**	**$ 56.5**
Credit Facility [1]	184.7	232.8	9.2
6-7/8% Senior Notes due 2014	215.3	216.1	216.1
6-7/8% Senior Notes due 2014	–	117.6	117.6
8-1/2% Senior Notes due 2016	274.1	274.2	274.2
8-3/4% Senior Notes due 2018	498.8	498.9	498.9
Total Debt	**$ 1,172.9**	**$ 1,339.6**	**$ 1,116.0**
Partners' Capital [2]	$ 1,204.5	$ 1,081.0	$ 1,201.7
Total Capitalization	**$ 2,377.4**	**$ 2,420.6**	**$ 2,317.7**
LTM Adjusted EBITDA[3]	$ 289.0	$ 282.5	$ 282.5
Total Debt / Capitalization	49%	55%	48%
Total Debt / LTM Adjusted EBITDA	4.1x	4.7x	4.0x
Adjusted EBITDA / Interest Expense	4.0x	3.4x	3.5x
Total Debt / LTM Adjusted EBITDA w/ Adjustment for Material Projects [4]	3.8x	4.3x	3.7x
Adjusted EBITDA w/ Adjustment for Material Projects / Interest Expense [4]	4.5x	4.0x	4.0x

(1) Pro forma Credit Facility assumes repayment from net proceeds of August 2009 equity offering, final payment from May 2009 Arkoma Connector joint venture, and proceeds from SMR divestiture.
(2) Pro forma Partners' Capital assumes net proceeds from August 2009 equity offering.
(3) Adjusted EBITDA calculated in accordance with Credit Facility covenants; see Appendix for reconciliation of Adjusted EBITDA.
(4) Adjusted EBITDA w/ Adjustment for Material Projects and leverage / interest coverage ratios calculated in accordance with Credit Facility covenants.

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Investment Highlights High quality / diversified asset base Substantial growth opportunities Stable cash flows Proven track record of growth Strong financial profile

Appendix

 (5.4) (3.4) 4.9 Adjustment for non-controlling interest in consolidated subsidiaries 9.0 14.9 20.5 Non-cash compensation expense 6.4 6.5 – Adjustment for interest in unconsolidated investments $ 220.4 150.4 42.4 (24.6) 66.2 $ (39.4) Year ended December 31, 2007 $ 289.0 (263.1) 72.9 68.8 184.3 $ 208.1 Year ended December 31, 2008 $ 282.5 (353.3) 82.1 71.7 202.4 $ 269.6 LTM ended June 30, 2009 ($ in millions) Interest expense Taxes Non-cash derivative activity Depreciation, amortization, accretion, impairments, and loss on disposal of PP&E Adjusted EBITDA Net income attributable to the Partnership Reconciliation of Adjusted EBITDA

$ 75.0 $ 142.2 Total distributions paid (2.9) – Adjustment for non-controlling interest of consolidated subsidiaries (35.3) 53.8 Provision for income tax – deferred $ 88.9 $ 198.1 Distributable cash flow (DCF) 1.39x (7.2) 7.0 0.4 (0.1) 14.9 (263.1) 184.3 $ 208.1 Year ended December 31, 2008 (1.1) Non-cash losses from unconsolidated affiliates (5.0) Distributions from (contributions to) unconsolidated affiliates, net of growth capital 2.6 Non-cash compensation expense 1.19x (3.0) 4.1 155.0 71.7 $ (97.2) Six months ended June 30, 2009 ($ in millions) Depreciation, amortization, accretion, impairments, and loss on disposal of PP&E Non-cash derivative activity Distribution coverage ratio (DCF / Total distributions paid) Maintenance capital expenditures Other Net income (loss) attributable to the Partnership Reconciliation of Distributable Cash Flow